UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                             June 17, 2003
                             Date of Report
                   (Date of earliest event reported)


                    THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)


     Massachusetts                           04-2599931
   (State or other                          (IRS Employer
    jurisdiction                          Identification
    of Incorporation)                            No.)


 211 Main Street  Webster, Massachusetts            01570
(Address of principal executive offices)         (Zip Code)


                              (508) 943-9000
           Registrant's telephone number, including area code





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              The Commerce Group, Inc.

Item 4.  Changes in REGISTRANT'S CERTIFYING
         ACCOUNTANT

      Pursuant to a vote adopted on May 16, 2003, the Board of Directors of The Commerce Group, Inc. (the "Registrant") authorized the Audit Committee of the Board of Directors (the "Audit Committee") to appoint, compensate, retain or terminate, and oversee the work of the Registrant's Independent Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Registrant.

(a) At its meeting on June 16, 2003, the Audit Committee approved the engagement, of the accounting firm of PricewaterhouseCoopers LLP as independent accountants for the Registrant for the fiscal year ending December 31, 2003, subject to the execution of a satisfactory engagement letter between the Registrant and PricewaterhouseCoopers LLP.

  The Audit Committee terminated the responsibilities of Ernst & Young LLP effective June 17, 2003.

 (b) The reports of Ernst & Young LLP on the financial statements for the fiscal years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

 (c) During the two most recent fiscal years ended December 31, 2002, and through the subsequent period ending June 17, 2003, there has been no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young LLP's satisfaction, would have caused them to make reference to the subject matter of the disagreement in its report.



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             The Commerce Group, Inc.


 (d) The Registrant has provided Ernst & Young LLP with a copy of the foregoing disclosure and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of the letter from Ernst & Young LLP to the SEC dated June 23, 2003 is filed as Exhibit 16.1 to this Form 8-K.

(e) Neither the Registrant nor anyone engaged on its behalf has consulted with PricewaterhouseCoopers LLP during the Registrants' two most recently completed fiscal years or during its current fiscal year with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any other matters or reportable events as set forth in items 304(a)(2)(i) and (ii) of Regulation S-K.

















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                 The Commerce Group, Inc.

Item 7.  Financial Statements and Exhibits

 (c)   Exhibits


      16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 23, 2003.





                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




June 23, 2003


                    THE COMMERCE GROUP, INC.








                                        Gerald Fels
                                   Executive Vice President &
                                     Chief Financial Officer








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                         EXHIBIT 16.1




June 23, 2003





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC   20549



Gentlemen:



We have read Item 4 of Form 8-K dated June 23, 2003, of The Commerce Group, Inc. and are in agreement with the statements contained in paragraphs (b) and (c) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                       /s/ Ernst & Young LLP



















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